Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     Richard A. Bemis    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, Bradley A. Johnson and Peter H. Kauffman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this “Corporation”) to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2007.

/s/ Richard A. Bemis Richard A. Bemis Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     Albert J. Budney, Jr.    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, Bradley A. Johnson and Peter H. Kauffman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this “Corporation”) to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2007.

/s/ Albert J. Budney, Jr. Albert J. Budney, Jr. Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     Ellen Carnahan    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, Bradley A. Johnson and Peter H. Kauffman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this “Corporation”) to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2007.

/s/ Ellen Carnahan Ellen Carnahan Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     Robert C. Gallagher    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, Bradley A. Johnson and Peter H. Kauffman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this “Corporation”) to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2007.

/s/ Robert C. Gallagher Robert C. Gallagher Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Kathryn M. Hasselblad-Pascale   , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, Bradley A. Johnson and Peter H. Kauffman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this “Corporation”) to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2007.

/s/ Kathryn M. Hasselblad-Pascale Kathryn M. Hasselblad-Pascale Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     James L. Kemerling    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, Bradley A. Johnson and Peter H. Kauffman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this “Corporation”) to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2007.

/s/ James L. Kemerling James L. Kemerling Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     John C. Meng    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, Bradley A. Johnson and Peter H. Kauffman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this “Corporation”) to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2007.

/s/ John C. Meng John C. Meng Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     William F. Protz, Jr.    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, Bradley A. Johnson and Peter H. Kauffman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this “Corporation”) to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2007.

/s/ William F. Protz, Jr. William F. Protz, Jr. Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     Larry L. Weyers    , hereby constitute and appoint Larry L. Weyers, Joseph P. O’Leary, Bradley A. Johnson and Peter H. Kauffman, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this “Corporation”) to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2007.

/s/ Larry L. Weyers Larry L. Weyers Director